SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                          _______________________

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                          _______________________

       Date of Report (Date of earliest event reported): August 8, 1997

                                          RJR Nabisco Holdings Corp.
                                        (Exact name of Registrant as
                                         specified in its charter)

           Delaware                               1-10215                       13-3490602
(Jurisdiction of Incorporation            (Commission file number)           (I.R.S. Employer
       or Organization)                                                     Identification No.)

                                   RJR Nabisco Holdings Capital Trust II
                                   (Exact name of Registrant as specified
                                              in its charter)

           Delaware                         application pending               application pending
(Jurisdiction of Incorporation           (Commission file number)              (I.R.S. Employer
       or Organization)                                                       Identification No.)

                                       1301 Avenue of the Americas
                                         New York, New York 10019
                                              (212) 258-5600
                               (Address and telephone number of principal
                                        executive offices)



Item 5. OTHER EVENTS

        The consent of Davis Polk & Wardwell, special tax counsel to the Registrant, to the filing of the opinion set forth in full under the caption, "Certain Federal Tax Considerations" in the Prospectus Supplement dated September 11, 1998, to the Prospectus dated August 31, 1998, included in Registration Statement No. 333-60811 and the reference to such firm in such Prospectus Supplement is attached to this report as Exhibit 23. The forms of Second Supplemental Indenture for Junior Subordinated Debentures, Preferred Securities Guarantee and Amended and Restated Declaration of Trust referred to in such Prospectus and Prospectus Supplement are attached to this report as Exhibits 4(a), 4(b) and 4(c), respectively.

Item 7. EXHIBITS

 4(a)   Form of Second Supplemental Indenture for Junior
        Subordinated Debentures Securities

 4(b)   Form of Preferred Securities Guarantee

 4(c)   Form of Amended and Restated Declaration of Trust

23 Consent of Davis Polk & Wardwell, special tax counsel to the Registrant


                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RJR NABISCO HOLDINGS CORP.
                                                RJR NABISCO CAPITAL TRUST II


                                                /s/ John J. Deluca
                                                -----------------------------
                                                /s/ John J. Deluca
                                                Senior Vice President and
                                                     Treasurer


Date: September 16, 1998


                               LIST OF EXHIBITS

        Name of Exhibit

 4(a)   Form of Second Supplemental Indenture for Junior Subordinated
        Debentures

 4(b)   Form of Preferred Securities Guarantee

 4(c)   Form of Amended and Restated Declaration of Trust

23 Consent of Davis Polk & Wardwell, special tax counsel to the Registrant